Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO GLOBAL LONG/SHORT EQUITY FUND (the “Fund”)

PROSPECTUS SUPPLEMENT DATED SEPTEMBER 7, 2018 TO THE PROSPECTUS AND
SUMMARY PROSPECTUS, EACH DATED DECEMBER 29, 2017, AS SUPPLEMENTED

The Board of Directors of BMO Funds, Inc. approved certain changes in the manner in which the Fund implements its investment strategy which are expected to take effect in November 2018.

The Fund currently implements its investment strategy by investing directly in equity securities, including both long and short positions. The Fund intends to revise its investment strategy by entering into total return swaps that provide exposure to short equity security positions rather than investing directly in short positions, although it may continue to do so. The Fund will continue to hold long positions directly, but also may include exposure to long equity positions in total return swaps. When entering into a swap, the Fund’s adviser will provide the counterparty with a list of securities upon which the swap is based. The swaps are expected to be closed and replaced every 30-45 days with the new swaps incorporating revisions to the list of underlying securities if initiated by the investment team.

The Fund currently is subject to counterparty risk which will increase when a significant portion of the Fund’s total market exposure is obtained through over-the-counter swap contracts with a limited number of counterparties. Counterparty risk, however, will be mitigated to the extent that mark-to-market settlements are made on a daily basis, but the risk associated with the daily market movement risk and subsequent settlement with the counterparties cannot be eliminated entirely. If a counterparty fails to make a payment, or otherwise fails to fulfill its obligations, the Fund could incur losses. Irrespective of the counterparty risk, the Fund will be subject to the market risk associated with the underlying securities of the swaps.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.